The UBS Funds

Summary Prospectus Supplement | May 2, 2022

Includes:

•  UBS Global Allocation Fund

Dear Investor,

The purpose of this supplement is to update the Summary Prospectus, dated October 28, 2021, for UBS Global Allocation Fund (the "Fund"), a series of The UBS Funds, as follows:

Effective May 2, 2022, Gian Plebani will no longer serve as a portfolio manager for the Fund, and Thomas Oesch will be added as a portfolio manager to the Fund.

Therefore, effective May 2, 2022, the bullets under the heading "Portfolio managers" on page 6 are deleted in their entirety and replaced with the following:

• Nicole Goldberger, portfolio manager of the Fund since 2020.

• Evan Brown, portfolio manager of the Fund since June 2021.

• Thomas Oesch, portfolio manager of the Fund since May 2022.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

ZS-1161